Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant      [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                  [ ] Confidential, for Use of the Commission

[   ]  Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Section 240.14a-12

Templeton Global Income Fund

 (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                  PRELIMINARY PROXY STATEMENT—SUBJECT TO SEC COMMENT AND COMPLETION

TEMPLETON GLOBAL INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) of Templeton Global Income Fund (the “Fund”) scheduled for Monday, [●], 2022 at 11:00 a.m., Eastern time.

THIS MEETING IS VERY IMPORTANT BECAUSE AN ACTIVIST HEDGE FUND, SABA CAPITAL MANAGEMENT, L.P. (“SABA”), IS TRYING TO TAKE OVER YOUR FUND, POTENTIALLY DEPRIVING YOU OF AN INVESTMENT VEHICLE. SABA HAS TAKEN A LARGE POSITION IN YOUR FUND AND IS ATTEMPTING TO TAKE COMPLETE CONTROL OF THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”) FOR ITS OWN BENEFIT WITHOUT REGARD FOR OTHER SHAREHOLDERS. SABA ALSO ANNOUNCED ITS INTENTION TO PRESENT A PROPOSAL TO FIRE THE FUND’S MANAGER AT THE MEETING, WHICH MAY LEAD TO SABA NAMING ITSELF AS THE MANAGER, ADDING TO SABA’S GROWING LIST OF CONFLICTS.

TO PROTECT YOUR INVESTMENT, WE ARE ASKING YOU TO VOTE FOR YOUR FUND’S NOMINEES, EACH OF WHOM IS A CURRENT TRUSTEE OF THE FUND (PROPOSAL 1), AND AGAINST SABA’S SHAREHOLDER PROPOSAL (PROPOSAL 3).

The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted, to the extent not specified, FOR such Proposals 1 and 2 and AGAINST proposal 3. If you simply sign, date and return the WHITE proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the WHITE proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. YOUR FUND NEEDS ALL OF ITS SHAREHOLDERS TO VOTE BY RETURNING THE WHITE PROXY CARD – FAILURE TO VOTE HELPS SABA AND COULD RESULT IN YOU LOSING YOUR INVESTMENT VEHICLE.

PLEASE DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON SABA’S NOMINEES OR TO VOTE AGAINST THEIR PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND’S NOMINEES. IF YOU HAVE ALREADY RETURNED SABA’S GOLD PROXY CARD, YOU CAN STILL SUPPORT YOUR BOARD AND THE FUND BY RETURNING THE ENCLOSED WHITE PROXY CARD.  ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on [●], 2022, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

TEMPLETON GLOBAL INCOME FUND

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Global Income Fund (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on Monday, [●], 2022 at 11:00 a.m., Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.            The re-election of four Trustees of the Fund to hold office for the terms specified.

2.            The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022.

3.            If properly presented, a shareholder proposal from Saba.

4.            Such other matters as may properly come before the Meeting.

YOUR VOTE IS EXTREMELY IMPORTANT, ESPECIALLY IN LIGHT OF SABA’S NOMINEES AND SHAREHOLDER PROPOSAL, BOTH OF WHICH ARE OPPOSED BY ALL OF THE TRUSTEES NOT ASSOCIATED WITH SABA. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Fund’s nominees (Proposal 1), FOR the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund (Proposal 2), and AGAINST the Saba shareholder proposal (Proposal 3), and by promptly completing, signing, dating, and returning the enclosed WHITE proxy card in the self-addressed envelope.

PLEASE DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE NOMINEES OR TO VOTE AGAINST THEIR SHAREHOLDER PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND’S NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you have any questions regarding this information or the proxy materials, please contact AST Fund Solutions (“AST”), our proxy solicitor assisting us in connection with the Meeting. Shareholders may call toll-free at [•]. Banks and brokers may call collect at [•].

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

April [●], 2022

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON [●], 2022

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/gim2022.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements herein may include forward-looking statements that reflect our current views with respect to future events, financial performance and market conditions. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and generally can be identified by words or phrases written in the future tense and/or preceded by words such as “anticipate, “believe,” “could,” “depends,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “preliminary,” “seek,” “should,” “will,” “would,” or other similar words or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors that may cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements, including pandemic-related risks, market and volatility risks, investment performance and reputational risks, global operational risks, competition and distribution risks, third-party risks, technology and security risks, human capital risks, cash management risks, and legal and regulatory risks. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other possible future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.

These and other risks, uncertainties and other important factors are described in more detail in our recent filings with the U.S. Securities and Exchange Commission. If a circumstance occurs that causes any of our forward-looking statements to be inaccurate, whether as a result of new information, future developments or otherwise, we undertake no obligation to announce publicly the change to our expectations, or to make any revision to our forward-looking statements, to reflect any change in assumptions, beliefs or expectations, or any change in events, conditions or circumstances upon which any forward-looking statement is based, unless required by law.

TEMPLETON GLOBAL INCOME FUND

PROXY STATEMENT

◆ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Templeton Global Income Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on April 1, 2022, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about April [●], 2022.

On what issues am I being asked to vote?

You are being asked to vote on three Proposals on the enclosed WHITE proxy card:

1.            The re-election of four Trustees of the Fund;

2.            The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022; and

3.            If properly presented, a shareholder proposal from Saba.

Saba may send you a gold proxy card and ask you to vote on their four nominees and their shareholder proposal. PLEASE DO NOT SEND BACK THE GOLD PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE NOMINEES OR TO VOTE AGAINST THEIR PROPOSAL, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND’S NOMINEES.

1

How do the Fund’s Trustees recommend that I vote?

The majority of the Trustees (and all of the Trustees not associated with Saba) recommend that you vote FOR the re-election of the Fund’s four nominees for Trustee, FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022, and AGAINST the proposal anticipated to be presented by Saba.

Who are the Fund’s Nominees (Proposal 1)?

The Fund’s nominees are Mary C. Choksi, Larry D. Thompson, Rupert H. Johnson, Jr., and Gregory E. Johnson, each of whom, as described more fully below, has significant experience overseeing the Fund and other Franklin Templeton open-end and closed-end funds.

The Fund’s nominees, together with the other Fund-nominated Trustees on the Board, are focused on honoring their fiduciary obligations and continuing to enhance value for all shareholders by achieving the Fund’s goal of providing investors with high, current income, with a secondary goal of capital appreciation. Under their leadership, the Fund has delivered on its mandate to deliver high current income in a portfolio focused on global sovereign bonds. In addition, your Board has recently taken a number of pro-active steps to improve the Fund’s performance, minimize the Fund’s discount to net asset value, and provide liquidity to investors, including 1) establishing a managed distribution plan with an 8% annualized distribution rate, 2) conducting a 70% tender offer in order to provide liquidity, 3) authorizing share repurchases, and 4) reaching an agreement with the Fund’s investment manager to implement a short-term fee waiver to reduce the Fund’s investment management fee. Your Board has taken these steps to ensure that your Fund operates in a responsible manner to protect and advance the interests of all shareholders, and not just a select few whose interests are in direct conflict to the Fund’s long-term objectives. For those reasons, we urge you to vote FOR your Fund’s nominees, and not the Saba nominees, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

Why do the Fund’s Trustees recommend that I vote for the Fund’s Nominees (Proposal 1)?

The Fund’s nominees, Mary C. Choksi, Larry D. Thompson, Rupert H. Johnson, Jr., and Gregory E. Johnson, have significant experience managing investment vehicles, including the Fund. In contrast, the nominees nominated by Saba have limited (if any) experience with closed-end funds or global bond strategies. In addition, their association with Saba has the potential to compromise their ability to make decisions that benefit ALL shareholders. For those reasons, we urge you to vote FOR your Fund’s nominees, and not the Saba nominees, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

Why do the Fund’s Trustees recommend that I vote against the Saba shareholder proposal (Proposal 3)?

The Fund’s nominees, together with the other Fund-nominated Trustees on the Board, strongly oppose terminating the investment management agreement (the “Agreement”) with the Fund’s investment manager, Franklin Advisers, Inc. (the “Manager”) because to do so would be detrimental to the Fund shareholders by depriving Fund shareholders of the strong performance and global expertise that the Manager provides and introduce uncertainty, by leaving the Fund without an experienced and proven investment manager to manage its assets. Accordingly, and as described more fully below, the majority of the Fund’s Trustees recommend that you vote AGAINST the Saba shareholder proposal.

What should I do with other proxy cards I receive?

We urge you to vote the Fund’s WHITE proxy card and discard the gold proxy card you may receive from Saba.  If you have already sent back the gold proxy card, you can still change your vote – by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the gold proxy card you previously completed.  If you have already sent in the enclosed WHITE proxy card, please do not send back the gold proxy card you may receive from Saba, even to withhold votes from Saba’s nominees because doing so will cancel out your prior vote on the enclosed WHITE proxy card.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed WHITE proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. The Fund’s management strongly urges you to return the enclosed WHITE proxy card so that the Fund’s management can count your shares as present at the Meeting. Please do not return the gold proxy card you may receive from Saba, even if you are withholding votes on Saba’s nominees and voting against the shareholder proposal. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

2

How will my WHITE proxy card be voted?

WHITE proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign, date and return the WHITE proxy card, but don’t specify a vote on the Proposals, your shares will be voted FOR the re-election of the Fund’s four nominees for Trustee (Proposal 1), FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2022 (Proposal 2), and AGAINST the shareholder proposal from Saba (Proposal 3).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

Returning Saba’s gold proxy card will revoke any WHITE proxy card previously returned to the Fund, even if you withhold votes on Saba’s nominees and vote against the shareholder proposal on the gold proxy card. Therefore, PLEASE DISCARD THE GOLD PROXY CARD FROM SABA AND ONLY RETURN THE ENCLOSED WHITE PROXY CARD.

What does it mean if I receive more than one proxy card?

Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card to ensure that all of your shares are voted.

Additionally, please note that Saba has stated its intention to take control of the Board and present a proposal to fire the Fund’s Manager at the Meeting. If Saba proceeds with its proposal, you may receive proxy solicitation materials from Saba, including an opposition proxy statement and a GOLD proxy card. All of the Trustees not associated with Saba recommend that you disregard and do NOT return any GOLD proxy card you receive from Saba.

Voting to “WITHHOLD” with respect to any Saba nominee on a GOLD proxy card sent to you by Saba is NOT the same as voting for the Board nominees because a vote to “WITHHOLD” with respect to any Saba nominee on its GOLD proxy card will revoke any proxy you previously submitted.

If you have already voted using Saba’s GOLD proxy card, you have every right to change your vote and revoke your prior proxy card by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet and/or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy card you submit will be counted. If you have any question or need assistance voting, please call AST, the Fund’s proxy solicitor. Shareholders may call toll-free at [•].Banks and brokers may call collect at [•].

Who should I call if I have questions or need assistance voting my shares?

If you have any questions or need assistance in voting your shares, please call AST at [NUMBER]

May I attend the Meeting in Person?

Shareholders of record at the close of business on April 1, 2022 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of April 1, 2022 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).   Additionally, while we anticipate that the Meeting will occur as planned on [●], 2022, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S Securities and Exchange Commission (“SEC”) as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

3

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card or voting instruction form to your broker rather than to the Fund.

◆ BACKGROUND OF SOLICITATION

Saba also nominated four individuals for the Fund’s 2021 Annual Meeting of Shareholders and submitted a shareholder proposal to amend the Fund’s Bylaws to introduce a mandatory tender offer requirement (the “Amendment”). The Board supported the Fund’s nominees and opposed the Saba nominees because the Fund’s nominees had significant experience managing investment vehicles, including the Fund. In addition, the Board opposed the Amendment because it believed that (1) the Amendment could cause the Fund to repeatedly lose assets to the point where it may no longer be able to operate as a closed-end fund investment, and (2) the Amendment was unlawful under the Fund’s governing instruments and applicable Delaware law. At the Fund’s 2021 Annual Meeting of Shareholders, the Saba nominees were elected but the Saba shareholder proposal was not approved by Fund shareholders.

In January 2022, the Board created a Special Committee of the Board comprised of independent Trustees who were not nominated by Saba in connection with the 2021 Annual Meeting of Shareholders and are independent of the Manager (the “Special Committee”) to review and consider the Saba nominations and proposal for the Meeting. The Special Committee met with Saba on February 17, 2022 to give Saba the opportunity to discuss their proposals, including their views on how the Fund would be managed if the Agreement were terminated, including how Saba would change the Fund’s investment goals and policies. Saba did not provide any additional information with respect to their proposals, but instead asserted that the Board should make those decisions after the Meeting.

After careful and thorough consideration, the Special Committee recommended that the Board recommend that shareholders vote against the Saba proposal to terminate the Agreement and re-elect Mary C. Choksi, Larry D. Thompson, Rupert H. Johnson, Jr., and Gregory E. Johnson. Specifically, the Special Committee noted (i) the complete lack of information from Saba with respect to how they think the Fund should be managed following a termination of the Agreement; (ii) the information provided by the Manager with respect to the potential continuation of the current Agreement; and (iii) the Manager’s short-term fee waiver to reduce the Fund’s investment management fee. The Special Committee also noted the extensive experience and knowledge of Mary C. Choksi, Larry D. Thompson, Rupert H. Johnson, Jr., and Gregory E. Johnson.

PROPOSAL 1:    ELECTION OF TRUSTEES

Why should shareholders support the Fund’s nominees?

Each of the Fund’s nominees, Mary C. Choksi, Larry D. Thompson, Rupert H. Johnson, Jr., and Gregory E. Johnson, has experience serving as a Trustee of the Fund and is also on the boards of other open-end and closed-end funds in the Franklin Templeton/Legg Mason fund complex.  Accordingly, these nominees have significant experience managing investment vehicles, including the Fund.  Each of the Fund’s nominees also has substantial corporate and/or government professional experience that makes it appropriate for him or her to serve on the Board of Trustees of the Fund (the “Board” or the “Trustees”).

In contrast, the nominees nominated by Saba have limited (if any) experience with closed-end funds or global bond strategies. In addition, their association with Saba has the potential to compromise their ability to make decisions that benefit ALL shareholders. Historically, Saba has taken actions that are damaging to closed-end funds and detrimental to the Fund’s long-term shareholders such as attempting to take over funds, forcing expensive proxy contests, and pressuring funds into holding liquidity events (such as tender offers, open-ending or liquidating) for its own immediate profit and that of its private hedge fund clients. In addition, Saba has had four hand-picked Trustees serving on the Fund’s Board since May 2021 (the “Saba Trustees”) (three of whom are officers of Saba) who have been responsible in part for the oversight of the Fund. During that time, neither the Saba Trustees nor Saba itself have suggested any initiatives for the Fund. In fact, Saba and the Saba Trustees have declined to support actions that the Manager has proposed in an effort to improve the performance of the Fund, such as the use of a credit facility.

The Fund-nominated Trustees on the Board believe that electing Saba’s nominees and voting for Proposal 3 would essentially turn the Fund over to Saba when it has provided no information as to 1) its intentions or qualifications, or 2) the expected impact of any planned changes on your investment. Saba followed a similar takeover playbook for another income oriented closed-end fund, the Voya Prime Rate Trust, in 2021 by 1) aggressively investing in the fund, 2) electing a majority of its nominees to the board, 3) causing the termination of the fund’s investment adviser and hiring itself to manage the fund, and 4) radically changing the fund’s investment policies so that it now invests a substantial portion of its assets in high risk, speculative assets such as special purpose acquisition companies, also known as SPACs. Unlike the Manager, who has a long history in international investing over 70 years ago, Saba does not appear to have any significant relevant experience in managing a global bond fund and is therefore not qualified to manage the Fund. This would deprive you of your ability to invest in the Fund with its global income strategy and world class global bond manager.

4

As a result, the Board intends to vigorously contest the election of Saba’s nominees. We urge you to vote FOR your Fund’s nominees by promptly completing, signing, dating and returning the enclosed WHITE proxy card. PLEASE DISCARD THE GOLD PROXY CARD FROM SABA.

How are nominees selected?

The Board has a Nominating Committee consisting of Edith E. Holiday (Chairperson), J. Michael Luttig and Larry D. Thompson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton/Legg Mason fund complex or a closed-end business development company primarily investing in non-public entities. Mr. Thompson recused himself from the Nominating Committee selection with regard to his own nomination. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will consider diversity among other factors such as experience, education and skill sets, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

5

Who are the nominees and Trustees?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Trustees expire: Mary C. Choksi, Larry D. Thompson, Rupert H. Johnson, Jr., and Gregory E. Johnson. These individuals have been nominated for three-year terms, set to expire at the 2025 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board and Ms. Choksi and Mr. Thompson are deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton/Legg Mason fund complex.

Interested Trustees of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 20.7% of its outstanding shares as of December 31, 2021. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Vice President of the Fund, is the uncle of Gregory E. Johnson, a Trustee of the Fund. There are no other family relationships among the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if re-elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Board. As indicated, Larry D. Thompson has a legal background, including high level legal positions with departments of the U.S. Government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton/Legg Mason fund complex that they oversee.

Independent Trustees serving until 2023 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	121

Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-2021), White Mountains Insurance Group, Ltd. (holding company) (2004-May 2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	121	Boeing Capital Corporation (aircraft financing) (2006-2010).
Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1999	20	None
Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

6

Independent Trustees serving until 2024 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Aditya Bindal (1976) 405 Lexington Avenue, 58th Fl. New York, NY 10174	Trustee	Since May 2021	1	Voya Prime Rate Trust (closed-end Management investment company) (2020-present).
Principal Occupation During at Least the Past 5 Years:
Chief Risk Officer, Saba Capital Management, L.P. (hedge fund) (2018-present); and formerly, Chief Risk Officer, Water Island Capital, LLC (hedge fund) (2015-2018).
Frederic P. Gabriel (1974) 464 Hudson Street, #259 New York, NY 10014	Trustee	Since May 2021	1	None
Principal Occupation During at Least the Past 5 Years:
Founder and Chief Executive Officer, Orion Realty NYC LLC (real estate) (2014-present).
Paul C. Kazarian (1984) 405 Lexington Avenue, 58th Fl. New York, NY 10174	Trustee	Since May 2021	1	None
Principal Occupation During at Least the Past 5 Years:
Managing Director, Saba Capital Management, L.P. (hedge fund) (2013-present).
Pierre Weinstein (1974) 405 Lexington Avenue, 58th Fl. New York, NY 10174	Trustee	Since May 2021	1	None
Principal Occupation During at Least the Past 5 Years:
Partner, Saba Capital Management, L.P. (hedge fund) (2009-present).
7

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton/Legg Mason fund complex beneficially owned by the Trustees as of April 1, 2022:

Independent Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton/Legg Mason Fund Complex

Aditya Bindal...

	[None]	[None]

Mary C. Choksi...

	[None]	Over $100,000

Frederic Gabriel...

	[None]	[None]

Edith E. Holiday...

	[$1—$10,000]	Over $100,000

Paul Kazarian...

	[None]	[None]

J. Michael Luttig...

	[None]	Over $100,000

Larry D. Thompson...

	[$1—$10,000]	Over $100,000

Constantine D. Tseretopoulos......................................................................................................................................................................................

	[None]	Over $100,000

Pierre Weinstein...

	[None]	[None]
Interested Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton/Legg Mason Fund Complex

Rupert H. Johnson, Jr.....................................................................................................................................................................................................

	[None]	Over $100,000

Gregory E. Johnson...

	[None]	Over $100,000

(1)             Dollar range based on NYSE closing price on April 1, 2022.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Manager”), and various other service providers.

The Fund’s Independent Trustees who are not nominated by or associated with Saba constitute the sole independent Board members of 11 investment companies in the Franklin Templeton/Legg Mason fund complex. As of January 1, 2018, each of these Independent Trustee is paid a $245,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $50,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a $10,000 annual retainer fee, together with a $3,000 fee per Audit Committee meeting attended, a portion of which is allocated to the Fund. Mary C. Choksi, who serves as Chair of the Audit Committee of the Fund, receives an additional $15,000, for a total retainer fee of $25,000 per year, a portion of which is allocated to the Fund. As a Trustee of only one fund within the Franklin Templeton/Legg Mason fund complex, Mr. Gabriel is paid a pro rata portion of the fees described above, based on the Fund’s size within the larger complex.

8

During the fiscal year ended December 31, 2021, there were seven meetings of the Board, five meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. No Trustees attended the Fund’s last annual meeting held on May 7, 2021.

Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Manager and its affiliates from the funds within Franklin Templeton. The Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton/Legg Mason fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of multiple funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton/Legg Mason Fund Complex(2)	Number of Boards within Franklin Templeton/Legg Mason Fund Complex on which Trustee Serves(3)
Harris J. Ashton(4)...	$4,509	$640,317	35
Ann Torre Bates(4)...	$4,721	$654,070	14
Aditya Bindal...	$0	$0	1
Mary C. Choksi...	$10,869	$684,367	36
Frederic Gabriel……………………………………………..	$3,683	$3,683	1
Edith E. Holiday...	$8,541	$774,000	36
Paul Kazarian………………………………………………...	$0	$0	1
J. Michael Luttig...	$10,954	$706,001	36
David W. Niemiec(4)...	$4,864	$603,878	14
Larry D. Thompson...	$7,521	$684,000	36
Constantine D. Tseretopoulos......................................................................................................................................................................................	$10,933	$309,001	12
Robert E. Wade(4)...	$4,569	$556,317	14
Pierre Weinstein...	$0	$0	1

(1)        Compensation received for the fiscal year ended December 31, 2021.

(2)        Compensation received for the 12 months ended December 31, 2021.

(3)        We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton/Legg Mason fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton/Legg Mason fund complex includes 55 U.S. registered investment companies, with approximately 300 U.S. based funds or series.

(4)        Messrs. Ashton, Niemiec, and Wade and Ms. Bates served on the Board until the 2021 Annual Meeting of Shareholders.

Board members historically have followed a policy of having substantial investments in one or more of the funds within Franklin Templeton, as is consistent with their individual financial goals. This policy was formalized in February 1998, and revised in May 2019, through the adoption of a requirement that each Board member annually invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds three times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost. All of the current members of the Board that are not associated with Saba, including the Fund’s nominees, are compliant with this policy.

The Trustees nominated by or associated with Saba do not have investments in the Fund or in the Franklin Templeton/Legg Mason Fund Complex.

9

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996

Please refer to the table “Nominees for Interested Trustee to serve until 2025 Annual Meeting of Shareholders” for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2012

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.
Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2020

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Michael J. Hasenstab (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President— AML Compliance	Since July 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2022

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
10

Name, Year of Birth and Address	Position	Length of Time Served
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2015

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

PROPOSAL 2:    RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of Mary C. Choksi, J. Michael Luttig and Constantine D. Tseretopoulos, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2021, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2022. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2022, was recommended by the Audit Committee and approved by the Board on February 27, 2022. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

◆ AUDITOR INFORMATION

11

Audit Fees.    The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $55,508 for the fiscal year ended December 31, 2021, and $64,942 for the fiscal year ended December 31, 2020.

Audit-Related Fees.    There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above for the fiscal years ended December 31, 2021, and December 31, 2020.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2021, and December 31, 2020, there were no fees paid to PwC for such services.

Tax Fees.    There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning (“tax services”) for the fiscal years ended December 31, 2021, and December 31, 2020.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. There were no fees paid to PwC for such services for the fiscal years ended December 31, 2021, and December 31, 2020.

All Other Fees.   The aggregate fees paid to PwC for products and services rendered by PwC to the Fund, other than the services reported above, were $366 for the fiscal year ended December 31, 2021, and $0 for the fiscal year ended December 31, 2020. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $55,000 for the fiscal year ended December 31, 2021, and $49,800 for the fiscal year ended December 31, 2020. The services for which these fees were paid included issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, professional fees in connection with determining the feasibility of a U.S. direct lending structure, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, and assets under management certification.

Aggregate Non-Audit Fees.    The aggregate fees paid to PwC for non-audit services rendered by PwC to the Fund or to the Manager and to any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund were $55,366 for the fiscal year ended December 31, 2021, and $49,800 for the fiscal year ended December 31, 2020.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Manager and to any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures.    As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Rule 2-01(c)(7)(i) of Regulation S-X promulgated by the SEC. As a result, the services described above that are subject to Audit Committee pre-approval and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee pursuant to delegated authority.

Audit Committee Charter.    The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report.    The Audit Committee received the written disclosures and the letter(s) from PwC required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

12

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, for filing with the SEC.

AUDIT COMMITTEE

Mary C. Choksi

J. Michael Luttig

Constantine D. Tseretopoulos

PROPOSAL 3: A SHAREHOLDER PROPOSAL

Saba has informed the Fund that it intends to present the shareholder proposal at the Meeting. The shareholder proposal is set forth below, followed by an explanation of why a majority of the Board of Trustees opposes the shareholder proposal. All of the Trustees not associated with Saba recommend that you vote AGAINST the shareholder proposal.

Proposal:

RESOLVED, that the investment management agreement between Templeton Global

Income Fund, Inc. (the “Fund”) and Templeton Investment Counsel, LLC, dated as of October

30, 1992, and amended and restated as of April 1, 1993 and December 6, 1994, and amended

January 1, 2001 (the “Original IM Agreement”), and subsequently assigned to Franklin Advisers,

Inc. (the “Manager”) pursuant to the assignment and assumption agreement, dated as of July 25,

2001 (together with the Original IM Agreement and any amendments thereto, the “Investment

Management Agreement”), and all other related advisory and management agreements between the Fund and the Manager be, and hereby are terminated by the shareholders of the Fund,

pursuant to the right granted thereto included in the Investment Management Agreement as required by Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”), with such termination to be effective sixty (60) days following the date hereof.

OPPOSITION STATEMENT OF TEMPLETON GLOBAL INCOME FUND

ALL OF THE TRUSTEES NOT ASSOCIATED WITH SABA RECOMMEND THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3.

Saba proposes terminating the investment management agreement (the “Agreement”) with the Fund’s investment manager, Franklin Advisers, Inc. (the “Manager”). A majority of the Board of Trustees opposes the termination of the Agreement (the “Termination”) because the Fund has historically had strong performance and the Manager’s expertise provides shareholders with valuable global income exposure. Termination would deny Fund shareholders of the global proficiency that the Manager provides and introduce uncertainty, by leaving the Fund without an investment manager to manage its assets. As discussed in Proposal 1 above, Saba is an activist shareholder that has a long history of pressuring closed-end funds into taking actions for Saba’s own immediate profit (and that of its private hedge fund clients), even where such actions are egregiously harmful to the longer-term interests of other Fund shareholders. A majority of the Board of Trustees (and all of the Trustees not associated with Saba) therefore recommends that the Fund’s shareholders vote AGAINST Proposal 3.

The Termination would deprive the Fund of the Manager’s skilled expertise. Global fixed income funds require sophisticated and knowledgeable management. Franklin Templeton is a premier global bond manager with extensive expertise and an established track record in managing global bond strategies over the course of multiple decades.

STRONG TEAM: The Fund is managed by CIO Michael Hasenstab (PhD in economics), Director of Research, Calvin Ho (PhD in economics) and Director of Portfolio Construction & Trading, Christine Zhu (MBA; MS in Computer Science and Engineering). This leadership team has worked together for over 15 years and has a combined average of more than 20 years of investment experience.

13

The broader investment team of 29 includes a highly experienced and credentialed staff of economists, research analysts, quantitative analysts and traders from 6 continents, with proficiency in 18 different languages. The cultural and cognitive diversity of the team is one of its greatest strengths. Known for its expertise in macroeconomic research, the team has invested in more than 50 countries and currencies in multiple regions across the globe. The expertise and experience that the management team provides to the Fund cannot be replicated or replaced.

STRONG LONG-TERM RECORD: The longer-term track record of the Fund demonstrates its staying power. The Fund has outperformed the JPM Global Government Bond Index (JGBI), on both an absolute and risk-adjusted basis over the majority of the rolling three-year (76%), five-year (78%), seven-year (85%), and ten-year periods (85%) during the last 20 years. The Fund’s relative performance ran into headwinds towards the end of 2019 and in 2020, mainly due to a defensive stance that restricted its participation in the risk rallies during the pandemic. The Fund has benefitted significantly from its pivot back towards a higher risk allocation in late 2020. The Fund’s performance sharply improved and the Fund outperformed the JPM Global Government Bond Index in 2021. Moreover, in a volatile market environment, the Fund has continued to outperform its peer average by 8.13%, and the JPM Global Government Bond Index by 5.70%, year-to-date (as of 3/23/22).

 STRONG DOWNSIDE PROTECTION: From a risk management perspective, the Fund has remained within its risk tolerance bands not only during defensive positioning cycles, but also during periods of higher risk allocation. Both the Fund’s defensive stance in 2020 and its shift back into risks exposures in 2021 were achieved with a significantly lower and comparatively more stable annualized volatility than its peers. Notably, the Fund has historically provided strong relative returns and meaningful downside protection during sharp escalations in global financial market volatility, specifically when equities and other risk assets have sharply declined. The Fund’s downside risk protection is enabled by strong collaboration with the Franklin Templeton risk management team.

UNCONSTRAINED AND UNCORRELATED: The Fund’s ability to redirect allocations away from index exposures (unconstrained) and into specially identified areas of cyclical value across a wide and largely unlimited global opportunity set are a critical reason for why it has been able to maintain strong relative performance in 2022 while nearly all corners of the global financial markets have seen significant negative returns from sharply rising yields, widening credit spreads and broad volatility across equity markets. The Fund is a highly attractive strategy as a portfolio diversifier over the long-term due to its uncorrelation to major asset classes, specifically equities and core fixed income. The Fund is particularly well-suited for the broad financial market headwinds associated with the global monetary tightening cycle in 2022.

UNIQUE FUND CHARACTERISTICS: The Fund’s distribution yield remains highly competitive among peers at 8.0% of net asset value. Currently, the Fund holds a high overall portfolio yield on a low overall portfolio duration. This structure is designed to help mitigate interest-rate risks across the Fund, while substantially raising the Fund’s risk-adjusted return potential. Yields are primarily sourced from specific local-currency sovereign bond markets instead of chasing yield in riskier credit markets or in the lowest credit tiers. Average credit quality of the Fund is A- (as of February 28, 2022), it’s yield-to-maturity is 6.3% and its portfolio duration is just 2.6 years. By comparison, the JPM Government Bond Index has a yield of just 1.1% and a duration of 8.0 years, exposing it to substantially higher interest-rate risks.

IMPACT OF SABA’S PROPOSALS: Saba’s Termination proposal would be detrimental to Fund shareholders. Saba’s Termination proposal fails to acknowledge the tenuous position in which Fund shareholders would find themselves if the Agreement was terminated. If shareholders chose to terminate the Agreement, the Manager would be fired, thereby stranding Fund shareholders without an investment manager to invest their assets in the longer-term. In instances of the termination of an investment management agreement, the Investment Company Act of 1940 allows for a temporary investment manager to be appointed for an interim period of up to 5 months, but the Fund’s Board would have to identify a new investment manager willing to take over the management of the Fund and conduct a costly proxy campaign in order to have shareholders formally vote and approve the new investment manager.

Saba suggests firing the Fund’s investment manager, yet Saba has had four hand-picked Trustees serving on the Fund’s Board since May 2021 (the “Saba Trustees”) (three of whom are officers of Saba) who have been responsible in part for the oversight of the Fund. During that time, neither the Saba Trustees nor Saba itself have suggested any initiatives for the Fund. In fact, Saba and the Saba Trustees have declined to support, or even offer alternatives to, actions that the Manager has proposed in an effort to improve the performance of the Fund, such as the use of a credit facility. Saba followed a similar takeover playbook for another closed-end fund, the Voya Prime Rate Trust, in 2021 by i) aggressively investing in the fund, ii) electing itself onto the board, iii) causing the investment adviser to be terminated and hiring itself, and iv) radically changing the fund’s investment policies so that it now invests a substantial portion of its assets in high risk, speculative assets such as special purpose acquisition companies, also known as SPACs.1 Unlike the Manager, who has a long history in international investing over 70 years ago, Saba does not appear to have any significant relevant experience in managing a global bond fund and is therefore not qualified to manage the Fund. This would deprive you of your ability to invest in the Fund with its global income strategy and world class global bond manager.

14

1 Effective after the close of business on June 4, 2021, the Voya Prime Rate Trust, previously managed by Voya Financial, became the Saba Capital Income & Opportunities Fund, and Saba Capital Management, L.P. became the fund’s new investment manager.

When coupled with Saba’s Trustee nominations, voting for Proposal 3 would be detrimental to shareholders, causing shareholders to lose the well-performing strategy that the Manager has established, essentially turning the Fund over to Saba when it has provided no information as to its intentions or qualifications, or the expected impact of any planned changes on your investment. For the foregoing reasons, a majority of the Board of Trustees, and all of the Trustees not associated with Saba, believes that the Termination proposed by Saba is self-serving and not in any way beneficial to the Fund’s shareholders, and therefore recommends that shareholders vote AGAINST Proposal 3.

◆ ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

Board Role in Risk Oversight.    The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the Board’s request or upon the Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of investments fair valued by management appraisal in the Fund’s portfolio, the reasons for such fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of investments that require special valuation considerations such as illiquid or certain fair valued investments. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and approves these procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure.    Seventy-five percent or more of the Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

◆ ADDITIONAL INFORMATION ABOUT THE FUND

15

The Investment Manager.    The Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Manager manages the investment and reinvestment of Fund assets. The Manager is a wholly owned subsidiary of Resources.

The Administrator.    The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Transfer Agent.    The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian.    The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Financial Information.    The Fund’s latest audited financial statements and annual report for the fiscal year ended December 31, 2021, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders.    [As of April 1, 2022, the Fund had 102,796,927 shares outstanding and total net assets of $550.18 million.] The Fund’s shares are listed on the NYSE (NYSE: GIM). To the knowledge of the Fund’s management, as of April 1, 2022, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
Saba Capital Management, L.P...............................................................................................	29,674,178*	28.87%
405 Lexington Avenue 58th Floor New York, NY 10174

*         The nature of beneficial ownership is shared voting and dispositive power as reported on Schedule 13D filed with the SEC on December 28, 2021.

First Trust Portfolios LP............................................................................................................	11,534,340**	11.22%
120 East Liberty Drive Suite 400 Wheaton, IL 60187

**      The nature of beneficial ownership is shared voting and dispositive power as reported on Schedule 13G, filed with the SEC on February 10, 2022.

[In addition, to the knowledge of the Fund’s management, as of April 1, 2022, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.]

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the Fund, by or on behalf of certain persons, including trustees, certain officers, and certain affiliated persons of the investment adviser. The Fund believes that these requirements were met for the Fund’s last fiscal year, with the exception of (i) Form 3 filings for the Saba-nominated Trustees, Frederic Gabriel, Paul Kazarian, and Pierre Weinstein and (ii) certain Form 4 filings made by Saba, which appeared to have been filed late.

Contacting the Board of Trustees.    If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆ OTHER MATTERS

Householding

16

Under this procedure, registered shareholders who have the same address and last name will receive one copy of the proxy materials that are delivered until such time as one of more of these shareholders notifies us that they want to receive separate copies. Shareholders who participate in householding will continue to have access to utilize separate proxy voting instructions.

If you are a registered shareholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, you must submit a request in writing to please contact your bank, broker, or other nominee record holder. If you are a beneficial shareholder, please contact your bank or broker to opt in or out of householding.

[However, please note that if you wish to receive a separate WHITE proxy card or vote instruction form or other proxy materials for purposes of this year’s Meeting, you should request them by following the instructions listed on the enclosed WHITE proxy card or listed at [●], by telephoning [●], or by sending an e-mail to [●] and we will deliver promptly, upon written or oral request, separate copies of the proxy materials for this year’s Meeting.]

Trading History

The Fund has not sold any shares within the past two years. The Fund has purchased shares within the past two years as follows:

Fund Securities Purchased (1/1/2020 through 3/1/2022)

Date	Number of Shares	Nature of Transaction
12/8/2021	31,347,231	Tender offer
1/31/2022	13,378.00	Share repurchase
2/1/2022	11,622.00	Share repurchase
2/2/2022	4,366.00	Share repurchase
2/3/2022	4,920.00	Share repurchase
2/4/2022	5,576.00	Share repurchase
2/7/2022	8,595.00	Share repurchase
2/8/2022	9,957.00	Share repurchase
2/9/2022	9,602.00	Share repurchase
2/10/2022	6,746.00	Share repurchase
2/11/2022	171	Share repurchase
2/14/2022	67	Share repurchase

◆ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.     Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has contracted with AST to assist with solicitation of proxies. The Fund anticipates that the cost of retaining AST will be up to approximately $90,000, plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below).  AST anticipates that approximately 50 of its employees or other persons will be involved in soliciting shareholders of the Fund.

In addition to solicitation services to be provided by AST, proxies may be solicited by the Fund and its Trustees and executive officers, and/or regular employees and officers of the Fund’s Manager, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

The Fund expects that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be approximately $[    ].  To date, approximately $[  ] has been spent on the solicitation.  These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Trustees in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

17

Participants. Because Saba has filed a proxy statement in support of its nominees and, thus, has commenced a proxy contest, the SEC requires the Fund to provide shareholders with certain additional information relating to “participants” as defined in the SEC’s proxy rules. Pursuant to those rules, the Fund’s Trustees and executive officers are “participants.”  For information about the Fund’s Trustees and executive officers, please refer to Proposal 1 of this Proxy Statement.  Certain regular employees and officers of the Fund’s Manager, administrator, or any of their affiliates may become “participants” if any such persons solicit proxies.  The address of the participants is the address of the Fund’s principal executive offices. Except as otherwise disclosed in this Proxy Statement, none of the participants has a substantial interest in this solicitation, and none of the participants listed herein have purchased or sold or otherwise acquired or disposed of any shares of the Fund in the last two years.  Information with respect to the participants’ beneficial ownership of shares of the Fund is as of April 1, 2022.

Voting by Broker-Dealers.    Because the Fund anticipates that the election of Trustees and the shareholder proposal will be contested, the Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund does not expect to receive “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to Proposal 1 or Proposal 3. Broker non-votes have the effect of a vote against Proposal 2.

Quorum.     A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting.

Method of Tabulation.     Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on Proposal 1 at the Meeting. This means that the Trustee nominees receiving the largest number of votes will be elected to fill the available positions, and a nominee may be elected even if he or she received the affirmative vote of less than a majority of the outstanding shares of the Trust voting.

Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

Provided that a quorum has been established, Proposal 3, the Saba shareholder proposal, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

Abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast for any of the proposals. Abstentions, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposals 2 and 3.

Adjournment.    The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other Proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including Proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2021 annual meeting.

Shareholder Proposals.    The Fund anticipates that its 2023 Annual Meeting of Shareholders will be held on or about [   ], 2023. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2023 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than [●] in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement.

18

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by [●], as described above, may nonetheless present a proposal at the Fund’s 2023 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than [●], and not later than [●]. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2023 Annual Meeting of Shareholders, the persons designated as proxies for the 2023 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by February 21, 2023. A shareholder proposal may be presented at the 2023 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following:

1.        A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Secretary of the Fund.

2.        A notice regarding a nomination for the election of a Trustee shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.        A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

April [●], 2022

19

                                                                                                                                                                              EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.             The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.            Board Nominations and Functions.

1.             The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.             The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.             The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.             The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.          Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.          Other Powers and Responsibilities.

1.             The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.             The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.             The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.             A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.             The Committee shall review this Charter at least annually and recommend any changes to the full Board.

A-1

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

EXHIBIT B

FRANKLIN TEMPLETON

AUDIT COMMITTEE CHARTER

I.             The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II.           Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls.

1          This document serves as the Charter for the Committee of certain U.S. registered investment companies within Franklin Templeton, and each series thereof as applicable (a “Fund”), including the Franklin, Templeton and New Jersey/Alternative Strategies Funds, as well as Franklin Templeton ETF Trust, Franklin ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and ActiveShares® ETF Trust. Exchange-listed Funds are included on Appendix A.

2          Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

Consistent with such allocation of functions, the purposes of the Committee are:

(a)   To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b)   To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c)   To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

(d)   To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

B-1

(e)   To act as a liaison between the Fund’s auditors and the Board;

(f)    to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

(g)   To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.          Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a)     To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b)   To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)       pre-approval of all audit and audit related services;

(ii)      pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)     pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)     if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

(A)     establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

(B)     delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c)   To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d)   To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (All Funds). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only). Such meetings may be telephonic.

B-2

(e)   To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

(f)    To receive and consider reports from the auditors:

(i)       as required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

(ii)      annually and by update as required by SEC Regulation S-X, regarding:

(A)     all critical accounting policies and practices of the Fund to be used;

(B)     all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(C)     other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

(D)     all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

(iii)     at least annually regarding the auditors’ internal quality-control procedures; and

(iv)     at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(g)   To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(h)   In considering the independence of the auditors:

(i)       at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

(ii)      to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

(iii)     to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

(iv)     to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(i)    To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(j)    To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

(k)   To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(l)    To review communications from the Fund’s Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

B-3

(m)  In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

(i)       to review and discuss the audited financial statements of the Fund with management;

(ii)      to discuss with the auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

(iii)     to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

(iv)     based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(n)   To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

(o)   To review and discuss the Fund’s processes with respect to risk assessment and risk management.

(p)   To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

(q)   To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

(r)    To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

(s)    To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)       determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)      if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)     at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)     acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)      otherwise respond to evidence of a material violation.

IV.          Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

B-4

(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(e) The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

B-5

Appendix A

Amended as of October 1, 2021

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Templeton Global Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Liberty Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF

Franklin Liberty Federal Tax-Free Bond ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Systematic Style Premia ETF

Franklin Liberty Ultra Short Bond ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

Franklin LibertyQ International Equity Hedged ETF

Funds listed on Cboe BZX Exchange, Inc.

Franklin Templeton ETF Trust

B-6

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Senior Loan ETF

Franklin LibertyQ U.S. Equity ETF

Franklin LibertyQ U.S. Mid Cap Equity ETF

Franklin LibertyQ U.S. Small Cap Equity ETF

Legg Mason ETF Investment Trust

Legg Mason International Low Volatility High Dividend ETF

ActiveShares® ETF Trust

ClearBridge Focus Value ESG ETF

Funds listed on The Nasdaq Stock Market LLC

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Legg Mason Global Infrastructure ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason Small-Cap Quality Value ETF

B-7

TLGIM PROXY 03/22